Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13D. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 24th day of August, 2020.

BX Rockies Platform Co LLC
By:	BX CQP Target Holdco L.L.C., its sole
member
By:	BX Rockies Platform Co Holdings Manager
L.L.C., its member
By:	Blackstone Management Associates VI L.L.C.,
its managing member
By:	BMA VI L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone CQP Common Holdco L.P.
By:	Blackstone CQP Common Holdco GP LLC,
its general partner
By:	BX CQP Common Holdco Parent L.P., its
sole member
By:	BX CQP Common Holdco Parent GP
L.L.C., its general partner
By:	BX CQP Target Holdco L.L.C., its sole
member
By:	BX CQP Common Holdco Holdings
Manager L.L.C., its member
By:	Blackstone Management Associates VI
L.L.C., its managing member
By:	BMA VI L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone CQP Common Holdco GP LLC
By:	BX CQP Common Holdco Parent L.P., its
sole member
By:	BX CQP Common Holdco Parent GP
L.L.C., its general partner
By:	BX CQP Target Holdco L.L.C., its sole
member
By:	BX CQP Common Holdco Holdings
Manager L.L.C., its member
By:	Blackstone Management Associates VI
L.L.C., its managing member
By:	BMA VI L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BX CQP Common Holdco Parent L.P.
By:	BX CQP Common Holdco GP LLC, its
general partner
By:	BX CQP Target Holdco L.L.C., its sole
member
By:	BX CQP Common Holdco Holdings
Manager L.L.C., its member
By:	Blackstone Management Associates VI
L.L.C., its managing member
By:	BMA VI L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BX CQP Common Holdco Parent GP LLC
By:	BX CQP Target Holdco L.L.C., its sole
member
By:	BX CQP Common Holdco Holdings
Manager L.L.C., its member
By:	Blackstone Management Associates VI
L.L.C., its managing member
By:	BMA VI L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone CQP Holdco LP
By:	Blackstone CQP Holdco II GP LLC, its
general partner
By:	Blackstone CQP FinanceCo LP, its sole
member
By:	Blackstone CQP Holdco GP LLC, its
general partner
By:	BX CQP Target Holdco L.L.C., its sole
member
By:	BX CQP SuperHoldCo Holdings Manager
L.L.C., its member
By:	Blackstone Management Associates VI
L.L.C., its managing member
By:	BMA VI L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone CQP Holdco II GP LLC
By:	Blackstone CQP FinanceCo LP, its sole
member
By:	Blackstone CQP Holdco GP LLC, its
general partner
By:	BX CQP Target Holdco L.L.C., its sole
member
By:	BX CQP SuperHoldCo Holdings Manager
L.L.C., its member
By:	Blackstone Management Associates VI
L.L.C., its managing member
By:	BMA VI L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone CQP FinanceCo LP
By:	Blackstone CQP Holdco GP LLC, its
general partner
By:	BX CQP Target Holdco L.L.C., its sole
member
By:	BX CQP SuperHoldCo Holdings Manager
L.L.C., its member
By:	Blackstone Management Associates VI
L.L.C., its managing member
By:	BMA VI L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone CQP Holdco GP LLC
By:	BX CQP Target Holdco L.L.C., its sole
member
By:	BX CQP SuperHoldCo Holdings Manager
L.L.C., its member
By:	Blackstone Management Associates VI L.L.C.,
its managing member
By:	BMA VI L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BX CQP Target Holdco L.L.C.
By:	BX CQP SuperHoldCo Holdings Manager
L.L.C., its member
By:	Blackstone Management Associates VI L.L.C.,
its managing member
By:	BMA VI L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BX Rockies Platform Co Holdings Manager
L.L.C.
By:	Blackstone Management Associates VI
L.L.C., its managing member
By:	BMA VI L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BX CQP Common Holdco Holdings Manager
L.L.C.
By:	Blackstone Management Associates VI
L.L.C., its managing member
By:	BMA VI L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BX CQP SuperHoldCo Holdings Manager L.L.C.
By:	Blackstone Management Associates VI
L.L.C., its managing member
By:	BMA VI L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Management Associates VI L.L.C.
By:	BMA VI L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Energy Management Associates L.L.C.
By:	Blackstone EMA L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BMA VI L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone EMA L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Holdings III L.P.
By:	Blackstone Holdings III GP L.P., its general
partner
By:	Blackstone Holdings III GP Management
L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Holdings III GP L.P.
By:	Blackstone Holdings III GP Management
L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Holdings III GP Management L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

GSO Credit-A Partners LP
By:	GSO Credit-A Associates LLC, its general
partner

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO Credit-A Associates LLC

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO Palmetto Opportunistic Investment
Partners LP
By:	GSO Palmetto Opportunistic Associates
LLC, its general partner

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO Palmetto Opportunistic Associates LLC

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO Credit Alpha Fund AIV-2 LP
By:	GSO Credit Alpha Associates LLC, its
general partner

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO Credit Alpha Associates LLC

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO Holdings I L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Holdings II L.P.
By:	Blackstone Holdings I/II GP L.L.C., its
general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Holdings I/II GP L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

The Blackstone Group Inc.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Group Management L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Stephen A. Schwarzman

/s/ Stephen A. Schwarzman
Stephen A. Schwarzman

Bennett J. Goodman

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Attorney-in-Fact

J. Albert Smith III

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Attorney-in-Fact